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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this on Form 10-K, into Newmont Gold Company's previously filed S-8 Registration Statement No. 333-26591, S-8 Registration Statement No. 333-10765, S-3 Registration Statement No. 33-54245 and S-8 Registration No. 33-62471.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado,
March 26, 1998.